UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LodgeNet Interactive Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Meeting Information Meeting Type: Annual Meeting For holders as of: April 02, 2012 Date: May 31, 2012 Time: 9:00 AM CDT Location: LodgeNet Interactive Corp. 3900 W. Innovation Street Sioux Falls, South Dakota 57107 See the reverse side of this notice to obtain proxy materials and voting instructions. 0000138326_1 R1.0.0.11699 available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. t h e s e s h a re s . T h i s c o m mu n i c a t i o n p re s e n t s o n ly a n overview of the more complete proxy materials that are LODGENET INTERACTIVE CORPORATION 3900 W. INNOVATION STREET You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote CORPORATION LODGENET *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 31, 2012

XXXX XXXX XXXX XXXX XXXX XXXX 1. Notice & Proxy Statement 2. Form 10-K 3. Shareholder Letter How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 17, 2012 to facilitate timely delivery. XXXX XXXX XXXX Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000138326_2 R1.0.0.11699 available and follow the instructions. marked by the arrow Please Choose One of the Following Voting Methods How To (located on the following page) in the subject line. by the arrow (located on the Have the information that is printed in the box marked by the arrow Proxy Materials Available to VIEW or RECEIVE: How to Access the Proxy Materials Before You

Voting items 0000138326_3 R1.0.0.11699 NOTE: Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof. Advisory vote on executive compensation. To approve, by non-binding vote, executive compensation. 4 3 To approve an amendment to increase the number of shares authorized for issuance under the 2003 Stock Option and Incentive Plan by 900,000 shares. Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. 2 The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 02 R. Douglas Bradbury 1. Election of Directors Nominees 01 Marty Abbott The Board of Directors recommends you vote FOR the following:

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